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                                                                    EXHIBIT 99.2



                   CERTIFICATION OF PERIODIC FINANCIAL REPORTS



I, Michael P. Huseby, Vice President and Chief Financial Officer of TCI Ventures Five, Inc. (a general partner of IR-TCI Partners V, L.P., which in turn is the general partner of American Cable TV Investors 5, Ltd.), certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

(2) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of American Cable TV Investors 5, Ltd.

This certificate is being furnished solely for purposes of Section 906 and is not being filed as part of the Periodic Report.

Dated: August 14, 2002


                                             /s/ MICHAEL P. HUSEBY
                                             -----------------------------------
                                             Michael P. Huseby